AFL-CIO HOUSING INVESTMENT TRUST

Highlights– 3rd Quarter 2013

For the periods ended September 30, 2013, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the 3-, 5-, and 10-year periods by 23, 14, and 39 basis points, respectively, as shown below.

Performance for periods ended September 30, 2013 (Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.25%	(2.15%)	(1.94%)	3.09%	5.55%	4.98%
HIT Total Net Rate of Return	0.15%	(2.47%)	(2.36%)	2.65%	5.10%	4.55%
Barclays Capital Aggregate Bond Index	0.57%	(1.89%)	(1.68%)	2.86%	5.41%	4.59%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Interest rates continued to increase for most of the third quarter on concerns that the Federal Reserve would begin tapering its bond purchase program sooner than anticipated. However, some of that rate increase was dialed back after the Federal Reserve’s Federal Open Market Committee did not begin tapering at its mid-September meeting due to uncertainty about the strength of the U.S. economy, tightening financial conditions, and fiscal uncertainty surrounding the government’s budget and deficit. Large movements in rates in a relatively short period of time caused spreads to widen on most non-Treasury assets, but spreads widened more on government/agency multifamily mortgage-backed securities (MBS) that are the HIT’s focus as a result of changes in demand dynamics. While rising rates can lead in the short run to negative absolute returns, going forward the HIT should have a higher expected level of income because of the higher rate environment. The HIT’s current investment strategy is to add selectively to its portfolio of multifamily MBS, including construction-related investments, to take advantage of opportunities for more yield and spread than have been available over the past several years.

Positive contributions to the HIT’s performance in the third quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Mixed performance of the HIT’s agency multifamily MBS as Fannie Mae multifamily DUS securities spreads tightened and Ginnie Mae permanent and construction/permanent loan certificate spreads expanded relative to Treasuries.  DUS spreads tightened across all structures, with the benchmark 10/9.5s contracting by 9 basis points (bps). The HIT had 22.3% of its portfolio invested in DUS securities across various structures as of the September 30, 2013. In contrast, Ginnie Mae permanent and construction/permanent loan certificate spreads widened by 26 and 41 bps, respectively.

●	The HIT’s overweight to spread-based assets as interest rate swap spreads tightened across the yield curve. Two- and 5-year spreads each narrowed 1.5 bps, and 10-year spreads tightened 5.5 bps.

●
The portfolio’s slightly short relative duration as interest rates rose at the long end of the yield curve. Two- and 5-year rates fell by 4 and 1.5 bps, respectively, while 7-, 10- and 30-year Treasuries rose by 6, 12 and 18 bps, respectively.

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the second best performing major sector in the Barclays Aggregate, with excess returns for the quarter of 92 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 21.9% of the index as of September 30, 2013.

●
Weak performance by the HIT’s Ginnie Mae multifamily REMIC securities as spreads widened in sympathy with their Ginnie Mae permanent loan collateral spreads.  The Barclays Aggregate does not hold Ginnie Mae REMICs.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                2013 Q3 Highlights

●
The HIT’s underweight to agency single family MBS (RMBS) as this major investment class was the best performing in the Barclays Aggregate with excess returns of 95 bps.  As of September 30, the portfolio had a 25.7% allocation compared to 29.5% for the index.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 39, 41, 95, and 88 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Approximately 89% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee compared to 73% for the Barclays Aggregate at the end of September.

As it enters the last quarter of the year, the HIT’s superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, position it well relative to the benchmark over the longer term. Further, the HIT can continue to offer diversification benefits for Taft-Hartley and public employee pension plan investors in addition to competitive market returns in the uncertain and volatile environment ahead.   One of the benefits of a diversified portfolio is that high credit quality fixed-income products like the HIT typically generate income and offer an increase in value when riskier portions of the portfolio do not perform well.

Third Quarter Bond Sector Performance
Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.10%	0	5.08
Agencies	+0.44%	+18	3.99
Single family agency MBS (RMBS)	+1.03%	+95	5.40
Corporates	+0.82%	+92	6.85
Commercial MBS (CMBS)	+1.02%	+66	3.19
Asset-backed securities (ABS)	+0.16%	-14	2.60

Source: Bloomberg L.P.
Change in Treasury Yields
Maturity	6/30/2013	9/30/13	Change
3 Month	0.033%	0.008%	-0.025%
6 Month	0.094%	0.030%	-0.063%
1 Year	0.145%	0.089%	-0.056%
2 Year	0.357%	0.319%	-0.039%
3 Year	0.648%	0.612%	-0.036%
5 Year	1.395%	1.382%	-0.013%
7 Year	1.942%	2.006%	0.064%
10 Year	2.487%	2.611%	0.124%
30 Year	3.500%	3.686%	0.185%

Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein are not current yield or other performance data as defined by the SEC in Rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                2013 Q3 Highlights

Portfolio Data as of September 30, 2013

Net Assets	$4,616,011,298
Portfolio Effective Duration	5.042 years
Portfolio Average Coupon	3.78%
Portfolio Current Yield	3.75%
Portfolio Yield to Worst	2.91%
Convexity	0.074
Maturity	9.426 years
Average Price	102.59
Number of Holdings	899

Portfolio Percentage in Each of the Following Categories:1

Multifamily MBS	63.11%
Agency Single-Family MBS	25.70%
U.S. Treasury	5.52%
AAA Private-Label CMBS	1.59%
Cash & Short-Term Securities	4.08%

Portfolio Percentage in Each of the Following Categories:1

Agency Single-Family MBS	25.70%
CMBS – Agency Multifamily*	53.15%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	5.52%
State Housing Bonds	8.49%
Construction & Permanent Mortgages	3.06%
Cash & Short-Term Securities	4.08%
* Includes multifamily MBS (46.18%), AAA Private-Label CMBS (1.59%), and multifamily Construction MBS (5.38%).

Geographical Distribution of Long-Term Portfolio:2

West	6.88%
Midwest	14.28%
South	2.24%
East	29.43%
National Mortgage Pools	47.17%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                2013 Q3 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category:3

Cash	4.08%	5-5.99 years	6.63%
0-0.99 years	11.01%	6-6.99 years	10.30%
1-1.99 years	9.64%	7-7.99 years	11.53%
2-2.99 years	13.53%	8-8.99 years	7.28%
3-3.99 years	9.86%	9-9.99 years	3.70%
4-4.99 years	7.67%	Over 10 years	4.76%

Maturity Distribution (based on average life):

0 – 1 year	9.58%
1 – 2.99 years	14.28%
3 – 4.99 years	22.87%
5 – 6.99 years	17.57%
7 – 9.99 years	24.24%
10 – 19.99 years	7.43%
Greater than 20 years	4.03%

Quality Distribution:3,4

U.S. Government or Agency	87.66%
AAA	1.65%
AA	4.30%
A	3.45%
Not Rated	2.94%

Bond Sector Distribution:3,4

MBS	94.25%
Treasury	5.75%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.